Exhibit 21.1

Subsidiaries of Live Nation Entertainment, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
Andy & Bill Events, LLC	Delaware
AA Music Management, LLC	California
Azoff Promotions LLC	Delaware
B.A.D. Management LLC	Delaware
Bamboozle Festival, LLC	Delaware
Beats at Sea, LLC	Florida
Bee & El LLC	Delaware
Bee & El Marketing Services LLC	Delaware
BigChampagne, LLC	Delaware
Bill Graham Enterprises, Inc.	California
Boiler Room LLC	Delaware
Boom Management, LLC	Delaware
Career Artist Management LLC	Delaware
Cellar Door Venues, Inc.	Florida
Chastain Ventures JV	Georgia
Cobb’s Comedy, Inc.	California
Connecticut Amphitheater Development Corporation	Connecticut
Connecticut Performing Arts Partners	Connecticut
Connecticut Performing Arts, Inc.	Connecticut
Crossroads Presents, LLC	Delaware
Diversified Production Services, LLC	Delaware
Eagles Personal Management Company	California
Eight Ball Pricing Solutions, LLC	Delaware
Entertainers Art Gallery LLC	Delaware
Evening Star Productions, Inc.	Arizona
Event Merchandising, Inc.	California
EventInventory.com, Inc.	Illinois
Fillmore Theatrical Services	California
FLMG Holdings Corp.	Delaware
Front Line BCC LLC	Delaware
Front Line Management Group, Inc.	Delaware
Garner Sports & Entertainment, LLC	Nevada

Domestic	State or Jurisdiction of Incorporation or Organization
Gellman Management LLC	Delaware
GrouponLive, LLC	Delaware
H. K. Personal Development Co.	California
Hard 8 Artists Management LLC	Delaware
Hard Events LLC	California
Hilltop/Nederlander LLC	Delaware
HOB Boardwalk, Inc.	Delaware
HOB Chicago, Inc.	Delaware
HOB Entertainment, LLC	Virginia
HOB Marina City Partners, L.P.	Delaware
HOB Marina City, Inc.	Delaware
HOB Punch Line S.F. Corp.	Delaware
House of Blues Anaheim Restaurant Corp.	Delaware
House of Blues Cleveland, LLC	Delaware
House of Blues Concerts, Inc.	California
House of Blues Dallas Restaurant Corp.	Delaware
House of Blues Houston Restaurant Corp.	Delaware
House of Blues Las Vegas Restaurant Corp.	Delaware
House of Blues Los Angeles Restaurant Corp.	Delaware
House of Blues Myrtle Beach Restaurant Corp.	Delaware
House of Blues New Orleans Restaurant Corp.	Delaware
House of Blues Orlando Restaurant Corp.	Delaware
House of Blues Restaurant Holding Corp.	Delaware
House of Blues San Diego Restaurant Corp.	Delaware
House of Blues San Diego, LLC	Delaware
IAC Partner Marketing, Inc.	Delaware
IAGB Enterprises LLC	Delaware
ILA Management, Inc.	California
Jeff Battaglia Management LLC	Delaware
Laffitte Management Group LLC	Delaware
Lansdowne Boston Restaurant Corp., Inc.	Delaware
Lansdowne Boston Restaurant, LLC	Delaware
Larry Rudolph Management LLC	Delaware
Live Nation – Haymon Ventures, LLC	Delaware
Live Nation Bogart, LLC	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Live Nation Chicago, Inc.	Delaware
Live Nation Concerts, Inc.	Delaware
Live Nation Entertainment, Inc.	Delaware
Live Nation LGTours (USA), LLC	Delaware
Live Nation Marketing, Inc.	Delaware
Live Nation Merchandise, Inc.	Delaware
Live Nation Mid-Atlantic, Inc.	Pennsylvania
Live Nation MTours (USA), Inc.	Delaware
Live Nation Paradise, LLC	Delaware
Live Nation Studios, LLC	Delaware
Live Nation Ticketing, LLC	Delaware
Live Nation Touring (USA), Inc.	Delaware
Live Nation UTours (USA), Inc.	Delaware
Live Nation UshTours (USA), Inc.	Delaware
Live Nation Ventures, Inc.	Delaware
Live Nation Worldwide, Inc.	Delaware
LN Acquisition Holdco LLC	Delaware
LN-HS Concerts, LLC	Delaware
Marcy Musik LLC	New York
Michigan Licenses, LLC	Delaware
Mick Artists Management LLC	Delaware
Microflex 2001 LLC	Delaware
Morris Artists Management LLC	Delaware
Musictoday, LLC	Virginia
NetTickets.com, Inc.	Delaware
New York Theater, LLC	Delaware
NOC, Inc.	Connecticut
OpenSeats, Inc.	Illinois
Precedent Investments LLC	Delaware
Premium Inventory, Inc.	Illinois
Production Staffing Group, LLC	Delaware
Roc Nation Management, LLC	Delaware
Roc Nation Publishing, LLC	Delaware
ROC Nation LLC	Delaware
Rock Paper Photo, LLC	Delaware
SFX Financial Advisory Management Enterprises, Inc.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization
Shoreline Amphitheatre, Ltd.	California
Show Me Tickets, LLC	Illinois
SME Entertainment Group LLC	Delaware
Spalding Entertainment, LLC	Tennessee
StarRoc LLC	Delaware
Stratart, LLC	California
Strategic Artist Management LLC	Delaware
The V.I.P. Tour Company	Delaware
Ticketmaster Advance Tickets, L.L.C.	Colorado
Ticketmaster China Ventures, L.L.C.	Delaware
Ticketmaster EDCS LLC	Delaware
Ticketmaster Entertainment Foundation	California
Ticketmaster L.L.C.	Virginia
Ticketmaster Multimedia Holdings LLC	Delaware
Ticketmaster New Ventures Holdings, Inc.	Delaware
Ticketmaster Pacific Acquisitions, Inc.	Delaware
Ticketmaster-Indiana, L.L.C.	Delaware
TicketsNow.com, Inc.	Illinois
Ticketweb, LLC	Delaware
TM Vista Inc.	Virginia
TNA Tour II (USA) Inc.	Delaware
TNOW Entertainment Group, Inc.	Illinois
TOMG, LLC	Delaware
Vector I, Inc.	Tennessee
Vector Management LLC	Delaware
Vector West LLC	Delaware
VIP Nation, Inc.	California
Wiltern Renaissance LLC	Delaware
Worldwide Ticket Systems, Inc.	Washington

International	State or Jurisdiction of Incorporation or Organization
Live Nation Australia Pty Ltd	Australia
Live Nation Australasia Pty Ltd	Australia
Live Nation Holdings Australasia Pty Ltd	Australia
T-Shirt Printers Pty Limited	Australia
Ticketmaster Australasia Pty Ltd	Australia
TSP Merchandising Pty Ltd	Australia
Ticketmaster Ticketing (Beijing) Ventures Co., Ltd.	Beijing, China
Antwerps Sportspaleis NV	Belgium
Belgium Concerts SPRL	Belgium
Live Nation Belgium Holdings bvba	Belgium
Live Nation bvba	Belgium
Live Nation Festivals NV	Belgium
Ticketnet Belgium SA	Belgium
Live Nation Canada, Inc.	Canada
Live Nation Ontario Concerts GP, Inc.	Canada
Live Nation Ontario Concerts, L.P.	Canada
Live Nation Touring (Canada), Inc.	Canada
Reseau Admission ULC	Canada
Ticketmaster Canada LP	Canada
Ticketmaster Canada ULC	Canada
Ticketmaster Canada Holdings ULC	Canada
Ticketmaster Cayman Finance Company Ltd.	Cayman Islands
Ticketmaster New Ventures Ltd.	Cayman Islands
Ticketmaster Middle East Limited	Cayman Islands
Beijing Gehua Live Nation Entertainment and Sports Company Ltd	China
Adria Zabava d.o.o.	Croatia
Am Lupa Promocija d.o.o.	Croatia
Live Nation Czech Republic Sro	Czech Republic
BILLETnet AS	Denmark
Danish Venue Enterprise A/S	Denmark
Live Nation Denmark Aps	Denmark
Live Nation Denmark Management Holding Aps	Denmark
Ticketmaster Middle East FZ-LLC	Dubai
Events Club OY	Finland
Lippupalvelu Oy	Finland

International	State or Jurisdiction of Incorporation or Organization
Live Nation Finland OY	Finland
Live Nation Russia & Baltics OY	Finland
LCB Productions	France
Live Nation France	France
Live Nation France Festivals	France
Live Nation SAS	France
LNE France Holdings SAS	France
Société d’Exploitation du PALAIS NIKAÏA	France
Ticketnet SAS	France
Vp-Ticket SAS	France
Live Nation Germany Holdings GmbH	Germany
Ticketmaster Deutschland Holding GmbH	Germany
Ticketmaster GmbH	Germany
Live Nation (HK) Limited	Hong Kong
Ticketmaster Entertainment China Holding Co. Limited	Hong Kong
Live Nation Central & Eastern Europe Kft	Hungary
Amphitheatre Ireland Limited	Ireland
EP Festivals Limited	Ireland
EP Republic Limited	Ireland
Festival Republic Dublin Limited	Ireland
Live Nation Ireland Holdings Limited	Ireland
Live Nation Ireland Limited	Ireland
Point Presentations Limited	Ireland
The Ticket Shop	Ireland
Ticket Shop (NI) Limited	Northern Ireland
Ticketline	Ireland
Ticket Shop Holdings (IOM)	Isle of Man
Ticket Shop One (IOM) Limited	Isle of Man
Ticket Shop Two (IOM) Limited	Isle of Man
Consozio get live in liquidazione	Italy
Get Live 2 S.r.l.	Italy
Live Nation 2 S.r.l.	Italy
Live Nation Italia S.r.l.	Italy
Parcolimpico S.r.l.	Italy
Live Nation Japan GK	Japan
Ticketmaster Luxembourg Holdco 1 Sarl	Luxembourg

International	State or Jurisdiction of Incorporation or Organization
Ticketmaster Luxembourg Holdco 2 Sarl	Luxembourg
Ticketmaster Luxembourg Holdco 3 Sarl	Luxembourg
Ticketmaster Luxembourg Holdco 4 Sarl	Luxembourg
Ticketmaster Luxembourg Holdco 5 Sarl	Luxembourg
Alta Vista Films	Mexico
SEVAB	Mexico
Venta de Boletos por Computadora S.A. de C.V.	Mexico
Amsterdam Music Dome Exploitatie BV	Netherlands
Black Box Arnhem BV	Netherlands
Brand New Live BV	Netherlands
B.V. Exploitatiemaatschappij GelreDome	Netherlands
Festivals Limburg BV	Netherlands
GelreDome Horeca 2 B.V.	Netherlands
GelreDome Horeca B.V.	Netherlands
GelreDome N.V.	Netherlands
Holland Event Marketing BV	Netherlands
Live Nation Europe Holdings BV	Netherlands
Live Nation Holdings C.V.	Netherlands
Live Nation International Holdings B.V.	Netherlands
Live Nation Netherlands Holdings B.V.	Netherlands
Live Nation Venues (Netherlands) BV	Netherlands
LYV B.V.	Netherlands
Mojo Concerts BV	Netherlands
Mojo Theater BV	Netherlands
Mojo Works BV	Netherlands
Security Company Security BV	Netherlands
Straight International Security BV	Netherlands
The Event Support Company BV	Netherlands
The Security Company Utrecht Holland Holding BV	Netherlands
Ticket Service Nederland BV	Netherlands
Live Nation NZ Limited	New Zealand
Ticketmaster NZ Limited	New Zealand
Billettservice AS	Norway
Live Nation Norway AS	Norway
TimeOut Agency & Concerts AS	Norway
Concert Supplies Sp. z o.o.	Poland

International	State or Jurisdiction of Incorporation or Organization
Live Nation Sp. z.o.o.	Poland
Music Marketing Sp. z.o.o.	Poland
Ticketmaster Poland Sp. z o.o.	Poland
ABC3 Limited	Scotland
Autauric Limited	Scotland
Bar None Management Limited	Scotland
Big Day Out Limited	Scotland
Capns Rest Limited	Scotland
D.F. Concerts Limited	Scotland
Deadwood Tickets Limited	Scotland
Kaleidoscope 2014 Limited	Scotland
King Tut’s Recordings Limited	Scotland
KTR Limited	Scotland
Santa’s Kingdom (Scotland) Limited	Scotland
Tecjet Limited	Scotland
Unholy Alliance Limited	Scotland
Lupa Promotion d.o.o. Beograd	Serbia
Live Nation (Singapore) Pte Ltd	Singapore
Adria Zabava d.o.o.	Slovenia
Live Nation Korea Corporation	South Korea
Compania Editora de Talentos Internacionales SA	Spain
Fringul Inversiones SLU	Spain
Live Nation Espana SAU	Spain
Madrid Deportes y Espectaculos SA	Spain
Mean Fiddler Spain SL	Spain
Mediterranea Concerts SL	Spain
Rock in Rio Madrid SA	Spain
Ticketmaster Iberica SLU	Spain
Ticketmaster Spain SAU	Spain
Artist och Underhallningsservice i Sverige AB	Sweden
Live Nation Holding Nordic AB	Sweden
Live Nation Nordic AB	Sweden
Live Nation Sweden AB	Sweden
Lugerinc AB	Sweden
Moondog Entertainment AB	Sweden
Ticketmaster New Ventures Finance HB	Sweden

International	State or Jurisdiction of Incorporation or Organization
Ticketmaster New Ventures Holdings II AB	Sweden
Ticnet AB	Sweden
Biletix Bilet Dagitim Basum ve Ticaret AS	Turkey
Biletix Sigorta Acenteligi AS	Turkey
Academy Music Fund Limited	United Kingdom
Academy Music Group Limited	United Kingdom
Academy Music Holdings Ltd	United Kingdom
Adventure Sport Events Limited	United Kingdom
ANDpress Limited	United Kingdom
Angel Festivals Limited	United Kingdom
Apollo Leisure Group Limited	United Kingdom
Big Chill Republic Limited	United Kingdom
C I (Events) Limited	United Kingdom
Cardiff International Arena Limited	United Kingdom
CFDT Limited	United Kingdom
CLS Concerts Limited	United Kingdom
Confirm/Ignore Ltd	United Kingdom
Cream Communications Limited	United Kingdom
Cream Events Limited	United Kingdom
Cream Holdings Limited	United Kingdom
Cream Ibiza Limited	United Kingdom
Cream Liverpool Limited	United Kingdom
Cream Media Limited	United Kingdom
Cream Music Limited	United Kingdom
De-lux Merchandise Company Limited	United Kingdom
Electricland Limited	United Kingdom
Fanbase.co.uk Limited	United Kingdom
FC 1031 Limited	United Kingdom
Festival Republic Limited	United Kingdom
Festival Republic.com Limited	United Kingdom
Finlaw 279 Limited	United Kingdom
Front Line Artist Management Limited	United Kingdom
Full Circle Live Limited	United Kingdom
Gafrus Limited	United Kingdom
GetMeIn! Ltd	United Kingdom
Gricind Limited	United Kingdom

International	State or Jurisdiction of Incorporation or Organization
International Talent Booking Limited	United Kingdom
Live Connection Music Limited	United Kingdom
Live Nation (Music) UK Limited	United Kingdom
Live Nation (Theatrical) UK Limited	United Kingdom
Live Nation Limited	United Kingdom
Live Nation Merchandise Limited	United Kingdom
LN-Gaiety Holdings Limited	United Kingdom
Mean Fiddler Festivals Limited	United Kingdom
Midland Concert Promotions Group Limited	United Kingdom
Outdoor Entertainment Limited	United Kingdom
Quest Management (UK) Limited	United Kingdom
Quietus Management Limited	United Kingdom
Rangepost Limited	United Kingdom
Reading Festival Limited	United Kingdom
Roc Nation UK Limited	United Kingdom
Roctronix Limited	United Kingdom
Roctronix Music Publishing Limited	United Kingdom
Sensible Events Limited	United Kingdom
Sharpfleur Limited	United Kingdom
Showsec International Limited	United Kingdom
Sidezone Limited	United Kingdom
Sylo Management Limited	United Kingdom
The Security Company (UK) Holdings Limited	United Kingdom
Three Six Zero Grp Limited	United Kingdom
Ticketflask Limited	United Kingdom
Ticketmaster Europe Holdco Limited	United Kingdom
Ticketmaster Online-Citysearch UK Limited	United Kingdom
Ticketmaster Systems Limited	United Kingdom
Ticketmaster UK Limited	United Kingdom
Ticketweb (UK) Limited	United Kingdom
TM Number One Limited	United Kingdom
Tour Marketing Limited	United Kingdom
TSZA Limited	United Kingdom
TSZ Music Publishing Limited	United Kingdom
TSZ Sports Limited	United Kingdom
Windfield Promotions Limited	United Kingdom